INVESTOR PRESENTATION September 2023 Millenia 700 Orlando, FL

1 Table of Contents Overview and Performance 2 – 4 Our Path to Long-Term Growth 5 Our Well-Positioned Portfolio 6 – 12 Our Strategic Investment Opportunities 13 – 22 Capitalization and Leverage 23 – 25 Recent Operating Metrics and 2023 Guidance 26 – 28 Appendix Market Statistics 30 Value Add Summary 31 Market Profiles 32 – 46 Demographic Profile 47 End Notes 48 – 49 Definitions and Non-GAAP Financial Measure Reconciliations 50 – 52 Forward-Looking Statement 53

2 IRT Overview OWN AND OPERATE Sunbelt Exposure 71% of NOI 120 Communities 35,427 Units 8.0% 2Q23 Portfolio Average Rental Rate Growth PORTFOLIO SUMMARY (1) SAME STORE HIGHLIGHTS Q2 2023 (3) • Revenue growth: +6.2% Y-o-Y • NOI growth: 6.3% Y-o-Y • NOI margin: +10bps to 62.1% UPSIDE FROM VALUE ADD • Projects to date have generated a 20.2% unlevered return on interior costs and an avg rental increase of 20.1% (4) • ~18,000 units available for value add renovation IRT EQUITY MARKET CAPITALIZATION OF ~$3.9 BILLION (2) $6.2B In gross assets FL GAALTX CO OK IL IN OH KY TN SC NC VA 2023 GUIDANCE • Same Store NOI growth of 6.5% and Core FFO per share growth of 6.5% at the midpoint of our guided range(5) All notations throughout this presentation appear as “End Notes” on pages 48-49.

3 Source: Company reports; coastal peer group includes AVB, EQR, ESS, and UDR; non-gateway peer group includes CPT, CSR, MAA, and NXRT. Same store NOI growth and CFFO per share metrics are based on the definitions used by the peer group companies and may not be comparable. IRT is Delivering Industry Leading Operating Performance Relative to peers in non-gateway and coastal markets, IRT outpaced industry growth over the past few years and momentum is expected to continue due to our attractive location in sunbelt markets, as well as our investments in Value Add renovations and new development initiatives Same Store NOI Growth CFFO per Share Growth IRT Non-Gateway Coastal Peer Group 90 95 100 105 110 115 120 125 130 135 140 2019 2020 2021 2022 2023 Guidance (Mid-Point) IRT Non-Gateway Coastal Peer Group IRT Non-Gateway Coastal Peer Group 90 95 100 105 110 115 120 125 130 135 140 145 150 155 2019 2020 2021 2022 2023 Guidance (Mid-Point) IRT Non-Gateway Coastal Peer Group

4 Source: S&P Global, FactSet. Note: Represents compound total return, with dividends reinvested. Market data as of July 31, 2023. Track Record of Value Creation IRT has a proven track record of outperforming its peers and the broader market Year-To-Date 3-Year 5-Year Since IPO (1) 8% 28% 28% 95% 10% 29% 41% 158% 21% 47% 78% 227% 3% 62% 109% 273% 0% 50% 100% 150% 200% 250% 300% RMS Multifamily Index S&P 500 IRT

5 Compelling Investment Opportunity With a Path to Long-Term Growth Leading Multifamily REIT, Well-Positioned in Class B Communities, Focused on the High-Growth U.S. Sunbelt Region Los Robles San Antonio, TX Eleven10 at Farmers Market Dallas, TX The Residences on McGinnis Ferry Suwanee, GA Investing in Technology to Create Operational Efficiencies and Focusing on Our ESG Initiatives in Support of Our People & Communities Strong Long-Term Growth Profile Supported by a Value Add Pipeline, New Development Initiatives and Joint Ventures Continuing to Improve Leverage Through Organic Growth and Reinvestment of Excess Cash Flow IRT Has Built a Company that is Well-Positioned at All Points of Market Cycles and Able to Capture Future Growth Opportunities

6 Our Well-Positioned Portfolio Waterford Place at Riata Ranch Cypress, TX

7 TOP 10 MARKETS Our Portfolio is Focused On the High Growth Sunbelt Region PORTFOLIO SUMMARY IRT owns 120 communities and has 2 communities under development across resilient, high growth markets Geographic Distribution Operating Communities • Expanded presence in high growth metros including Charlotte, Tampa, Dallas, Denver and Nashville; exited markets with slower growth and higher costs • Sunbelt region has exhibited strong fundamentals with favorable population migration trends due to a lower cost of living, better tax policy and growing economic opportunity (2) Average community age (2) 22 years 130 Communities 37,828Units $6.2B In gross assets TBU Desktop FL GAALTX CO OK IL IN OH KY TN SC NC VA Sunbelt Exposure Communities | 82 Units | 25,289 % of NOI | 71% (1) Market Units % Unit % NOI Atlanta 5,180 15% 14% Dallas 4,007 11% 13% Denver 2,292 7% 8% Columbus 2,510 7% 6% 1,979Indianapolis 6% 5% Raleigh-Durham 1,690 6% 5%Oklahoma City 2,147 5% 5% Houston 1,932 5% 5% Tampa 1,452 4% 5% Total 24,697 70% 71% Note: Sunbelt markets defined as AL, FL, GA, NC, OK, SC, TN and TX. Nashville 1,508 5%4% Communities under development

8 The Sunbelt Continues to Benefit from Positive Migration Trends IRT’s exposure to the six states mentioned above represent ~60% of total company NOI; These states experienced a robust job market recovery after the pandemic, averaging 5% job growth since March 2020 Inbound Move Rate in 2022 (for areas with more than 150,000 households) Source: National Association of Realtors, USPS data Domestic Net Population Change Migration 2022 2022-2021 Florida +318,855 1.9% Texas +230,961 1.6% North Carolina +99,796 1.3% South Carolina +84,030 1.7% Tennessee +81,646 1.2% Georgia +81,406 1.2% U.S. Census Bureau reported that Florida, Texas, North and South Carolina, Tennessee, and Georgia were the states with highest net domestic migration gains in 2022

9 Our Markets Have Strong Fundamentals Outsized Population Growth vs. 2019 National Average Employment Change vs. 2019 National Average 21’ vs. 19’ 22’ vs. 19’ 23’E vs. 19’ 21’ vs. 19’ 22’ vs. 19’ 23’E vs. 19’ (1) (2) Source: Costar Q2 2023 Data Release Population and employment growth is fueling more resident demand for apartments in IRT’s markets than the national and gateway market average 0.40% 0.90% 1.34% -1.94% -2.55% -1.54% 1.51% 2.85% 3.70% -1.93% 1.75% 8.70% -4.37% -0.41% 11.01% -0.31% 4.62% 9.72%

10 IRT’s Resident Demographic Trends Are Favorable Recent residents in IRT’s top 10 markets are in their mid-30s and make an average annual income of ~$85,000, resulting in a ~22% rent to income(1) Market Average Age(1) 1 Atlanta, GA 36 2 Dallas, TX 38 3 Denver, CO 36 4 Columbus, OH 37 5 Indianapolis, IN 36 6 Raleigh-Durham, NC 36 7 Oklahoma City, OK 34 8 Tampa-St. Petersburg, FL 37 9 Nashville, TN 36 10 Houston, TX 40 PORTFOLIO AVERAGE 36 Market Rent/ Income(1) 1 Atlanta, GA 23.1% 2 Dallas, TX 22.8% 3 Denver, CO 24.8% 4 Columbus, OH 21.0% 5 Raleigh-Durham, NC 22.0% 6 Indianapolis, IN 20.7% 7 Oklahoma City, OK 16.8% 8 Tampa-St. Petersburg, FL 26.6% 9 Nashville, TN 22.9% 10 Houston, TX 22.1% PORTFOLIO AVERAGE 22.1% Top 10 IRT Markets 130 Communities 37,828Units $6.2B In gross assets TBU Desktop GATX CO OK IN OH FL TN NC Market Average Income 1 2 3 4 5 1 Atlanta, GA $84,580 2 Dallas, TX $96,872 3 Denver, CO $79,358 4 Columbus, OH $83,206 5 Indianapolis, IN $83,480 6 Raleigh-Durham, NC $86,623 7 Oklahoma City, OK $84,883 8 Tampa-St. Petersburg, FL $82,689 9 Nashville, TN $86,947 10 Houston, TX $80,837 PORTFOLIO AVERAGE $85,687 Top 5 Employment Sectors(1) Services/Retail Professional Healthcare Technology Sales Engineering Self Employed Construction Student/Education Hospitality Key

11 The Impact of New Supply on IRT Will Not Be Significant Estimated new apartment deliveries for 2023 through 2025 in IRT's markets, as a percentage of existing apartment inventory, are expected to be broadly consistent with recent history IRT's Class B communities do not directly compete with new Class A development. On average, for new deliveries during 2022, IRT’s rent was lower than new apartments by ~$500 per month or 25%(2) $0 $500 $1,000 $1,500 $2,000 $2,500 Atlanta Dallas-Fort Worth Denver Columbus Raleigh-Durham Indianapolis Oklahoma City Tampa Nashville Houston Total/WAV IRT New Construction 25% lower rents (1) ~ ~ ~3.4% 2.9% 2.7% 3.6% 3.2% 2.7% 2020 2021 2022 2023E 2024E 2025E New Deliveries as a % of Existing Inventory

12 Well-Positioned in Affordable, Highly Defensive Middle Market Communities A B C • Higher income residents move down in a recession • Renters move down to Class B as rent increases outstrip income growth • Capture households moving down in a recession • Capture seniors who sell homes to fund retirement • Capture individuals/families moving up with career progression • Lower income residents move up as income grows Sample Resident Demographic: • Value driven • Middle income category • Renters by necessity Residents Require Accommodations That Are: • Affordable • Well maintained, spacious, comfortable, clean and modern • Equipped with state-of-the-art amenities • Conveniently located Class B Positioning: • Most opportunity to consistently increase rents • Less exposure to homeownership • Less likely to be impacted from new construction Multifamily exposure is a natural inflation hedge due to our ability to reset rents annually. Our portfolio of 75% Class B communities is highly defensive during recessionary periods.

13 Our Strategic Investment Opportunities Vesta City Park Charlotte, NC

14 Driving Accretive Growth with Multiple Investment Levers Value Add Renovations Acquisitions / Capital Recycling Preferred Equity Investments and Joint Ventures Renovate existing communities/units where there is the potential for outsized rent growth Expand presence in markets where we see attractive long- term fundamentals while exiting lower growth markets Invest in multifamily development by providing capital to third-party developers, while building a pipeline for future acquisitions through purchase options Identified renovations at ~18,000 units; foresee several years of redevelopment, generating a return comparable to our 20% historical return on interior costs 20%+ Unlevered ROI, unlocking additional NOI compared to unrenovated units Acquire properties in existing core markets that have favorable real estate and economic fundamentals Acquire properties in our target markets using proceeds from dispositions at breakeven or accretive returns Participate in new development, specifically in the southeast and broader sunbelt region when shovel ready 15-20% Unlevered IRR, with the option to purchase at attractive cap rates Investment Overview Market Opportunity Target Returns(1)

15 In-Place Program Future 2023 Starts Future Pipeline Total Units to Renovate 11,382 474 12,727 24,583 Units Renovated-to-Date (6,576) - - (6,576) Remaining Units to Renovate 4,806 474 12,727 18,007 Remaining Renovation Costs (3) $55 - $59 $18 - $20 $178 - $191 $252 - $270 Incremental NOI (4) $10 - $11 $3 - $4 $33 - $35 $47 - $50 Incremental Value Creation (5) $172 - $185 $57 - $62 $554 - $594 $784 - $840 Improved Long-Term Growth Profile through Value Add Program Sizeable ~18,000 unit value add pipeline providing ~$800 million of incremental shareholder value Value Add Pipeline (2) ($ in millions) All notations throughout this presentation appear as “End Notes” on pages 48-49. IRT’s historical projects have generated an 18.5% return on investment across approximately 6,576 units, resulting in over $296 million of incremental value creation (1)

16 Value Add Case Study: Avalon Oaks – Project Overview All notations throughout this presentation appear as “End Notes” on pages 48-49. Before After Columbus, OH asset acquired for $23M in February 2018 • Middle market asset with 235 units that at the time of acquisition helped us increase scale in the Columbus market • Attractive Columbus submarket insulated from the new Class A construction • Opportunity to reposition the asset through value-add renovation • 97% occupied at acquisition • In-place asking rents approximately 7% below submarket competitive set • Strong demand for upgraded asset • Potential for operation cost savings Added to our value add program in February 2020. Upgrades include: • Stainless steel appliances • Painted cabinet boxes w/ new doors and resurfaced countertops • Washers and dryers in each unit • Clubhouse redesign with addition of business center • New layout for fitness center and upgraded playground • Laundry room conversion to pet spa Renovations 86.4% complete as of June 2023

17 Value Add Case Study: Avalon Oaks – The Economics All notations throughout this presentation appear as “End Notes” on pages 48-49. Achieved outsized value creation • Post renovation asset value $44.7 million, representing an increase of 94% from acquisition • Incremental value creation of $21.6 million, after renovation investment. On an equivalent cap rate basis incremental value creation of $16.0 million or 69% increase from acquisition. • Enhanced resident profile, resulting in a 55% average effective rental rate increase as of June 2023 • Generated unlevered ROI of 29.7% on total renovation costs ($ in millions, except monthly data) At Acquisition 6/30/23 Change Revenue (TTM) $2.6 $3.9 +47% NOI (TTM) $1.4 $2.5 +78% NOI Margin 52.6% 63.7% +11.2% Average Effective Rental Rate $868/ month $1,344/ month +55% Cap Rate 6.0% 5.3% -70bps ($ in millions)

18 All notations throughout this presentation appear as “End Notes” on pages 48-49. Before After Acquired in July 2019 for $48M this was our 3rd asset in Tampa, FL market • Located in West Tampa, this property was built in 1999 and has 264 units • Convenient access to major employment centers including Westshore area to the south, Carillon Office Park in St. Petersburg, and downtown Tampa • Value add opportunity allows for asset to notably increase • 96% occupied prior to renovation • Proven demand for upgraded product with renovated unit average rents falling below competing new construction but above older communities Renovations began March 2021 and have included: • Clubhouse renovation including courtyard • New pool house with enhanced grilling stations, putting green, and fire pit • Updated kitchens and bathrooms • New vinyl plank flooring • Washers & dryers in every unit Renovations 75% complete as of June 2023 Value Add Case Study: Rocky Creek – Project Overview

19 Value Add Case Study: Rocky Creek – The Economics All notations throughout this presentation appear as “End Notes” on pages 48-49. Achieved outsized value creation • Post renovation asset value $71.4 million, representing an increase of 49% from acquisition • Incremental value creation of $23.4 million, after renovation investment. On an equivalent cap rate basis incremental value creation of $18.3 million or 38% increase from acquisition. • Enhanced resident profile, resulting in a 51% average effective rental rate increase as of June 2023 • Generated unlevered ROI of 34.7% on total renovation costs ($ in millions, except monthly data) At Acquisition 6/30/23 Change Revenue (TTM) $4.2 $5.9 +40% NOI (TTM) $2.6 $3.7 +45% NOI Margin 61.1% 63.7% +2.4% Average Effective Rental Rate $1,256/ month $1,896/ month +51% Cap Rate 5.4% 5.0% -40bps ($ in millions)

20 Engaging in Attractive Investment Opportunities with Our Joint Venture Development Program Focused on joint ventures in new multifamily development in core non-gateway market • Invested $16.4 million in a horizontal multifamily joint venture consisting of 178 homes in March 2022 • Effective August 1, 2023, IRT exercised its rights and became the property manager and managing member. • Virtuoso and its results will be consolidated in IRT's financial statements beginning August 1, 2023. Virtuoso Huntsville, AL • Invested in a joint venture developing three communities totaling 504 homes in September 2021 • Exercised our purchase option and acquired the first of those communities, Views of Music City I (96 units), in April 2022 for $25.4 million, effectively acquiring the property at a 5.5% economic cap rate, after considering our development profit • Views of Music City phase II consists of 209 units with an estimated delivery date of Q3 2023 • The Crocket is a 199-unit property, delivered in Q1 2023; we have one year from the delivery date to exercise our purchase option • Asking rents expected at stabilization are currently 20% higher than originally underwritten and are expected to deliver a return of ~20%, even after adjusting to the current cap rate environment Views of Music City I & II / The Crocket Nashville, TN • Invested in a joint venture developing a 402 unit community in June 2021 • Project is expected to be completed in Q3 2023, with the right to purchase upon completion; IRT’s total investment is $18.6 million • Entered a new market with strong fundamentals • Asking rents expected at stabilization are currently 13% higher than originally underwritten and are expected to deliver a return of ~23%, even after adjusting to the current cap rate environment Metropolis at Innsbrook Richmond, VA • Invested in a joint venture developing a 378 unit community in June 2022 • Project is expected to be completed in Q3 2024, with the right to purchase upon completion; IRT’s has fully funded its $29.7 million investment in this joint venture • Expanded our presence in this high-growth market with favorable demographics Lakeline Station Austin, TX The Mustang Dallas, TX • Invested in a joint venture developing a to-be-built 275 unit community in September 2022 • Project is expected to be completed in Q4 2024; IRT has fully funded it $25.6 million investment in this joint venture • Entered a master-planned community in Las Colinas with residential, retail and office space, home to over 30 Fortune 500 companies

21 Continuing Our Efforts in Technology Our Focus Our Goals A More Favorable Resident Experience Higher Revenue and Lower Operating Expenses Greater Profitability and Margin Expansion Improved Sustainability and Social Responsibility More Engaged and Productive Staff Automation & Big Data IRT is investing in technology which will create additional efficiencies and allow our staff to focus on their most important tasks and functions. • This includes implementing smart workflows that mirror real world processes, providing customized, prioritized, task-driven dashboards, and replacing human controls with system controls wherever possible. • Furthermore, continued consolidation of data within a single data warehouse coupled with machine learning is likely to lead to a reduction of bad debt, increased visibility of emerging market trends, and on- going optimization of operational and marketing spend. Marketing & Leasing IRT is focused on further enhancing its leasing efforts by improving the quality and availability of its online capabilities while eliminating traditional barriers to leasing. • SMS texting, virtual tours and an improved online application process promote higher conversions. • IRT continues to drive increased traffic and conversions by leveraging advanced analytics, shifting away from traditional ILSs towards robust social and online channels, and integrating personalized, targeted marketing. Operations, Maintenance & Resident Experience IRT is proactively using technology to create operational efficiencies and meet the needs of existing and potential residents. • The company has implemented and continues to evaluate more effective ways of automating renovations, purchasing, work orders, and unit inspections in order to facilitate faster execution and increase resident satisfaction. • IRT looks to increase the utilization of mobile devices, install smart home technology, and centralize core functions as ways to further optimize processes, reduce operating expenses and support more environmentally-friendly communities.

22 Focusing on Our ESG Initiatives Find out more on the Sustainability page of IRT’s Investor Relations website at http://investors.irtliving.com. Diversity, Equity and Inclusion Committee formed to ensure a culture of understanding and respect as representation across gender, race, age and sexual orientation are all important factors to our success Sustainability Committee’s efforts protect and create a positive impact on the environment, specifically water conservation, energy management, reduced consumption, waste management, electric vehicle chargers Charitable and Philanthropic Initiatives with participation in organizations fighting against poverty and homelessness Our Board’s Guidelines reflect a strong commitment to the strength and success of the Company; Promote Shareholder Engagement Provide a Residence Proud to Call Home, with enhanced amenities, a robust maintenance program and resident & community events We believe that operating multifamily real estate can be conducted with a conscious regard for the environment and wider society

Capitalization and Leverage The Enclave at Tranquility Lake Tampa, FL

24 61.3% 38.7% Maintain a Simple Capital Structure $6.9bn Common Equity Debt • Simple capital structure consisting of secured and unsecured debt • Maintain conservative financial and credit policies and expect to further deliver the balance sheet through organic NOI & EBITDA growth and excess cash flows. • Transitioning to a predominantly unsecured capital structure • 96% of debt is fixed rate (or hedged), further de-risking the balance sheet • Minimal near-term maturities with a focus on improving our leverage profile and achieving an investment grade rating Total Capitalization (1) Balance Sheet Highlights Debt Maturity Schedule $7 $69 $177 $566 $1,791 2023 2024 2025 2026 2027+ Unsecured Secured % of total 0% 3% 7% 22% 69% ($ in millions) All notations throughout this presentation appear as “End Notes” on pages 48-49. Less than 10% of IRT’s debt matures through end-2025, lowest among public peers

25 Leverage: Where We Are and Where We Are Going We are focused on continuing to improve the company’s leverage profile Progressing Towards Our Target of Mid-6’s by Year-End 2023 and Mid-5’s by Year-End 2025 through the Following Drivers: • Organic NOI growth from stabilized portfolio consistent with long-term historical growth rates • Completion of value add renovations consistent with historical track record • Exit lower growth, single asset markets and use proceeds to pay down debt Net Debt to Adjusted EBITDA 8.2x 7.7x 6.9x Mid-6’s Mid-5’s Q4 2020 Q4 2021 Q4 2022 Q4 2023e Q4 2025e

Recent Operating Metrics and 2023 Guidance Creekstone at RTP Durham, NC

27 Strong Performance Across Key Operating Metrics Same Store Excluding Value Add Note: As of September 9, 2023, same-store portfolio occupancy was 94.7%, same-store portfolio excluding ongoing value add occupancy was 95.2%, and value add occupancy was 93.2%. All notations throughout this presentation appear as “End Notes” on pages 48-49. Same Store Total (2)Same Store Value Add O cc up an cy Sa m e St or e To ta l Le as e ov er L ea se R en t G ro w th (1) New Leases Renewals Blended 94.6% 94.7% 93.8% 94.7% 95.1% 80.0% 85.0% 90.0% 95.0% 100.0% Q3 22 Q4 22 Q1 23 Q2 23 QTD Q3 23 93.0% 91.0% 90.5% 92.3% 92.8% Q3 22 Q4 22 Q1 23 Q2 23 QTD Q3 23 94.2% 93.9% 93.1% 94.2% 94.6% Q3 22 Q4 22 Q1 23 Q2 23 QTD Q3 23 Q3 2023 to date avg occupancy up 10 bps since our July operating update 2.9% 2.8% 1.2% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% Q1 23 Q2 23 Q3 QTD 23 5.0% 2.3% 4.8% Q1 23 Q2 23 Q3 QTD 23 3.9% 2.5% 3.3% Q1 23 Q2 23 Q3 QTD 23

28 Low High Earnings per share $0.25 $0.27 Adjustments: Depreciation and amortization 0.95 0.95 Gain on sale of real estate assets (3) (0.01) (0.01) Loan (premium accretion) discount amortization, net (0.05) (0.05) CORE FFO per share $1.14 $1.16 CORE FFO ($s in millions) Same Store Communities 2023 Outlook (4) Number of communities/units 115 communities/34,179 units Property revenue growth 6.1% to 6.6% Controllable operating expense growth 4.7% to 5.4% Real estate tax and insurance expense growth 7.5% to 8.1% Total operating expense growth 5.7% to 6.4% Property NOI growth 6.0% to 7.0% Key Operating Assumptions Corporate Expenses General & administrative expenses and Property management expenses $50.5 to $51.5 million Capital Expenditures Recurring $20 to $22 million Value add & non-recurring $78 to $82 million Development $80 to $90 million Transaction/Investment Volume (6) Acquisition volume None Disposition volume $122 to $127 million Interest expense (5) $102.5 to $103.5 million Full Year 2023 Guidance All notations throughout this presentation appear as “End Notes” on pages 48-49. 65.1 68.5 75.9 92.0 247.4 264.4 2018 2019 2020 2021 2022 2023E 2023 Full Year EPS and CFFO Guidance (1)(2)

Appendix & Definitions Canyon Resort at Great Hills Austin, TX

30 Assets Demonstrate Attractive Apartment Industry Dynamics Low Homeownership Limited New Supply  The national Class B vacancy rate remains resilient to supply and demand shocks with 2023 projected spreads in vacancy rates between Class A & B, with Class B at 6.9% and Class A at 9.9% o The majority of new supply remains concentrated in gateway markets, and competes with existing Class A communities for renters by choice compared to renters by necessity in Class B communities Homeownership Data Source: U.S Census Bureau as of Q2 2023. New Completions (Supply) Data Source: CoStar Q2 2023 Data Release.  Growth in households increases the pool of renters, even more so during periods of reduced homeownership o The homeownership rate was 65.9% in Q2 2023 down from an uptick in Q3 2020 to 67.7% and the 69.2% in Q4 2004 (the peak)  Homeownership affordability remains challenging for many households, especially first-time buyers. Lack of for-sale housing inventory, and rising mortgage rates continue to make homeownership unattainable or unattractive to many households. The Favorable Fundamentals of Our Markets Drive Demand for Our Assets 60.0% 61.0% 62.0% 63.0% 64.0% 65.0% 66.0% 67.0% 68.0% 69.0% 70.0% 0 250 500 750 1,000 1,250 1,500 1,750 2,000 2,250 19 81 19 83 19 85 19 87 19 89 19 91 19 93 19 95 19 97 19 99 20 01 20 03 20 05 20 07 20 09 20 11 20 13 20 15 20 17 20 19 20 21 Ho m eo w ne rs hi p Ra te U ni ts C om pl et ed Single Family Multifamily Homeownership Rate 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 0 25,000 50,000 75,000 100,000 125,000 150,000 175,000 200,000 225,000 250,000 275,000 300,000 325,000 350,000 375,000 400,000 425,000 450,000 475,000 500,000 525,000 550,000 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 20 24 Va ca nc y Ra te (% ) Co m pl et io ns (U ni ts ) Completions Projected Completions Class A Vacancy Class BC Vacancy

31 IRT Value Add Summary Project Life to Date as of June 30, 2023 Renovation Costs per Unit (2) Market Total Properties Total Units To Be Renovated Units Complete Units Leased Rent Premium (1) % Rent Increase Interior Exterior Total ROI - Interior Costs (3) ROI - Total Costs (4) Ongoing Memphis, TN 1 362 254 256 373 34.2% 15,128 807 15,935 29.6% 28.1% Raleigh-Durham, NC 1 318 195 195 190 15.2% 15,503 1,046 16,549 14.7% 13.8% Indianapolis, IN 1 236 143 146 256 23.5% 15,168 805 15,973 20.2% 19.2% Tampa-St. Petersburg, FL 3 888 492 507 317 23.5% 13,540 847 14,387 28.1% 26.4% Atlanta, GA 5 2,180 1,010 1,037 255 20.8% 14,110 1,235 15,345 21.7% 19.9% Austin, TX 1 256 107 108 222 15.1% 16,900 1,104 18,004 15.8% 14.8% Oklahoma City, OK 3 793 289 317 122 14.4% 16,656 1,025 17,681 8.8% 8.3% Columbus, OH 3 786 234 249 261 21.5% 13,984 880 14,864 22.4% 21.1% Nashville, TN 1 724 182 167 169 12.2% 15,186 1,664 16,850 13.4% 12.1% Dallas, TX 4 1,199 276 300 280 19.5% 18,503 1,879 20,382 18.2% 16.5% Total/Weighted Average 23 7,742 3,182 3,282 $254 20.7% $14,994 $1,228 $16,222 21.5% 20.2% Future (5) Atlanta, GA 1 180 - - - - - - - - - Oklahoma City, OK 1 294 Total/Weighted Average 2 474 - - - - - - - - - Completed (6) Wilmington, NC 1 288 286 282 73 7.2% 7,981 56 8,037 11.0% 10.9% Raleigh-Durham, NC 1 328 325 323 184 18.0% 14,648 2,108 16,756 15.1% 13.2% Louisville, KY 2 728 713 768 212 23.9% 15,343 2,173 17,561 16.6% 14.6% Atlanta, GA 1 494 455 452 175 17.5% 9,117 1,773 10,890 23.0% 19.3% Memphis, TN 2 691 627 625 191 18.9% 11,596 974 12,570 19.8% 18.3% Columbus, OH 3 763 679 680 203 22.4% 10,143 665 10,808 24.1% 22.6% Tampa-St. Petersburg, FL 1 348 309 306 208 18.3% 14,010 2,155 16,165 17.8% 15.4% Total/Weighted Average 11 3,640 3,394 3,436 $187 19.5% $11,968 $1,400 $13,368 18.9% 16.8% Grand Total/Weighted Average 36 11,856 6,576 6,718 $219 20.1% $13,438 $1,262 $14,700 20.2% 18.5% All notations throughout this presentation appear as “End Notes” on pages 48-49.

32 Community Map Job Growth Population Growth Supply Growth 2 2023 Job Growth National Average 0.44% Gateway Markets 0.58% 2023 Population Growth National Average 0.43% Gateway Markets 1.03% Differentiators Communities located within 5 min. of major highways Communities located in top school districts Benefiting from suburban sprawl, well-positioned in MSA with growing ancillary job markets Major company presence in Atlanta include: Our Markets | Atlanta(1) Footnotes: (1) CoStar 2023 Q2 Data Release (2) New units estimated to be delivered as a percentage of total supply in IRT submarkets (3) YTD as of 6/30/2023 Atlanta represents 14.7% of IRT’s NOI, portfolio-wide (3) Pointe at Canyon Ridge Sandy Springs, GA Waterstone at Big Creek Alpharetta, GA 0.93% 3.84% 0.51% 2021 2022 2023 0.80% 2.11% 1.22% 2021 2022 2023 3.40% 2.89% 4.33% 2021 2022 2023

33 Community Map Job Growth Population Growth Supply Growth 2 2023 Job Growth National Average 0.44% Gateway Markets 0.58% 2023 Population Growth National Average 0.43% Gateway Markets 1.03% Differentiators 9th largest city in the U.S. by population 4 The Dallas MSA has had the largest population growth within the past 10 years 5 Dallas accounts for nearly 8% of all financial service jobs in the Southwest region6 Major employers include: Our Markets | Dallas(1) Footnotes: (1) CoStar 2023 Q2 Data Release (2) New units estimated to be delivered as a percentage of total supply in IRT submarkets (3) YTD as of 6/30/2023 (4) 2020 Census Data (5) Freddie Mac Report as of January 2021 (6) Fannie Mae Multifamily Metro Outlook 2021 Q3 Dallas represents 12.6% of IRT’s NOI, portfolio-wide (3) Avenues at Craig Ranch Dallas, TX Vue at Knoll Trail Dallas, TX 2.88% 6.08% 0.64% 2021 2022 2023 1.61% 3.69% 1.12% 2021 2022 2023 5.29% 2.76% 4.18% 2021 2022 2023

34 Community Map Job Growth Population Growth Supply Growth 2 2023 Job Growth National Average 0.44% Gateway Markets 0.58% 2023 Population Growth National Average 0.43% Gateway Markets 1.03% Differentiators -0.02% 2.55% 0.12% Population growth in the metro area is expected to exceed 5.5% over the next five years4 The MSA had the 10th largest population increases from 2010-20195 Major employers include: Our Markets | Denver(1) Footnotes: (1) CoStar 2023 Q2 Data Release (2) New units estimated to be delivered as a percentage of total supply in IRT submarkets (3) YTD as of 6/30/2023 (4) Fannie Mae Multifamily Metro Outlook 2021 Q3 (5) Freddie Mac Report as of January 2021 Denver represents 8.1% of IRT’s NOI, portfolio-wide (3) Belmar Villas Lakewood, CO Bristol Village Aurora, CO 202320222021 0.26% 0.67% 1.12% 2021 2022 2023 2.76% 2.59% 2.02% 2021 2022 2023

35 Community Map Job Growth Population Growth Supply Growth 2 2023 Job Growth National Average 0.44% Gateway Markets 0.58% 2023 Population Growth National Average 0.43% Gateway Markets 1.03% Differentiators 14th largest city in the U.S. by population4 Strong accessibility to major highway I-270 Near thriving employment hubs such as Rickenbacker International airport Class B communities insulated from new Class A construction Major employers, and companies with headquarter-presence include: Our Markets | Columbus (1) Footnotes: (1) CoStar 2023 Q2 Data Release (2) New units estimated to be delivered as a percentage of total supply in IRT submarkets (3) YTD as of 6/30/2023 (4) 2020 Census Data Columbus represents 6.5% of IRT’s NOI, portfolio-wide (3) Bennington Pond Apartments Groveport, OH Schirm Farms Canal Winchester, OH 202320222021 -0.03% 1.66% 0.19% 0.34% 1.09% 1.02% 2021 2022 2023 1.88% 1.44% 3.81% 2021 2022 2023

36 Community Map Job Growth Population Growth Supply Growth 2 2023 Job Growth National Average 0.44% Gateway Markets 0.58% 2023 Population Growth National Average 0.43% Gateway Markets 1.03% Differentiators -1.21% 2.45% 0.25% Located within 5 min. of major highways Benefiting from the proximity to growing industrial footprint Each community is in a top school district in the market Burgeoning tourism hub Major employers include: 5.08% 0.00% 0.00% 2021 2022 2023 Our Markets | Louisville(1) Footnotes: (1) CoStar 2023 Q2 Data Release (2) New units estimated to be delivered as a percentage of total supply in IRT submarkets (3) YTD as of 6/30/2023 Louisville represents 5.0% of IRT’s NOI, portfolio-wide (3) Prospect Park Apartment Homes Louisville, KY Meadows Apartment Homes Louisville, KY 202320222021 -0.09% 0.03% 0.31% 202320222021

37 Community Map Job Growth Population Growth Supply Growth 2 2023 Job Growth National Average 0.44% Gateway Markets 0.58% 2023 Population Growth National Average 0.43% Gateway Markets 1.03% Differentiators 15th largest city in the U.S. by population Communities located in top school districts Experienced outsized job growth in health care and retail trade industries Major employers include: Our Markets | Indianapolis(1) Footnotes: (1) CoStar 2023 Q2 Data Release (2) New units estimated to be delivered as a percentage of total supply in IRT submarkets (3) YTD as of 6/30/2023 Indianapolis represents 5.0% of IRT’s NOI, portfolio-wide (3) Bayview Club Apartments Indianapolis, IN Reveal on Cumberland Indianapolis, IN 0.54% 4.39% 0.53% 2021 2022 2023 0.66% 1.24% 0.48% 2021 2022 2023 2.14% 2.98% 1.15% 2021 2022 2023

38 Community Map Job Growth Population Growth Supply Growth 2 2023 Job Growth National Average 0.44% Gateway Markets 0.58% 2023 Population Growth National Average 0.43% Gateway Markets 1.03% Differentiators Communities located within 5 min. of major throughways Easy access to local retail centers Concentration around Research Triangle Park Many companies have a strong presence in the area, including: Our Markets | Raleigh–Durham(1) Footnotes: (1) CoStar 2023 Q2 Data Release (2) New units estimated to be delivered as a percentage of total supply in IRT submarkets (3) YTD as of 6/30/2023 Raleigh-Durham represents 5.1% of IRT’s NOI, portfolio-wide (3) Creekstone at RTP Durham, NC Waterstone at Brier Creek Raleigh, NC 3.27% 4.12% 1.10% 2021 2022 2023 2.14% 3.97% 1.09% 2021 2022 2023 1.24% 3.75% 8.01% 2021 2022 2023

39 Community Map Job Growth Population Growth Supply Growth 2 2023 Job Growth National Average 0.44% Gateway Markets 0.58% 2023 Population Growth National Average 0.43% Gateway Markets 1.03% Differentiators The metro’s population grew 0.5% this year, which was above the 0.2% national average4 Actively executing the redevelopment of its downtown area5 Located within 5 min. of major highways and retail Major employers include: Our Markets | Oklahoma City(1) Footnotes: (1) CoStar 2023 Q2 Data Release (2) New units estimated to be delivered as a percentage of total supply in IRT submarkets (3) YTD as of 6/30/2023 (4) Fannie Mae Multifamily Metro Outlook 2021 Q3 Oklahoma City represents 4.9% of IRT’s NOI, portfolio-wide (3) Windrush Oklahoma City, OK Augusta Oklahoma City, OK 202320222021 -1.62% 3.62% 0.75% 0.98% 1.99% 0.41% 2021 2022 2023 0.90% 1.69% 2.73% 2021 2022 2023

40 Community Map Job Growth Population Growth Supply Growth 2 2023 Job Growth National Average 0.44% Gateway Markets 0.58% 2023 Population Growth National Average 0.43% Gateway Markets 1.03% Differentiators -1.01% 5.05% 1.00% Job growth is expected to be 2.7% annually through 2025, compared to 1.7% nationally4 Houston sits at #2 for the Top ten MSAs by population growth (2010-2019)5 Major employers include: Our Markets | Houston(1) Footnotes: (1) CoStar 2023 Q2 Data Release (2) New units estimated to be delivered as a percentage of total supply in IRT submarkets (3) YTD as of 6/30/2023 (4) Fannie Mae Multifamily Metro Outlook 2021 Q3 (5) Freddie Mac Report as of January 2021 Houston represents 4.4% of IRT’s NOI, portfolio-wide (3) Villas at Huffmeister Houston, TX Carrington Place Houston, TX 202320222021 1.21% 2.97% 1.31% 2021 2022 2023 5.59% 3.78% 4.71% 2021 2022 2023

41 Community Map Job Growth Population Growth Supply Growth 2 2023 Job Growth National Average 0.44% Gateway Markets 0.58% 2023 Population Growth National Average 0.43% Gateway Markets 1.03% Differentiators $3 billion Water Street mixed-use investment backed by Jeff Vinik and Bill Gates is underway downtown Major companies have committed to a major presence in the market such as: Our Markets | Tampa(1) Footnotes: (1) CoStar 2023 Q2 Data Release (2) New units estimated to be delivered as a percentage of total supply in IRT submarkets (3) YTD as of 6/30/2023 Tampa represents 4.7% of IRT’s NOI, portfolio-wide (3) Lucerne Tampa, FL Vantage on Hillsborough Tampa, FL 2.78% 5.09% 0.71% 2021 2022 2023 1.45% 3.22% 0.83% 2021 2022 2023 2.17% 3.16% 3.02% 2021 2022 2023

42 Community Map Job Growth Population Growth Supply Growth 2 2023 Job Growth National Average 0.44% Gateway Markets 0.58% 2023 Population Growth National Average 0.43% Gateway Markets 1.03% Differentiators Metro area job growth expected to outpace the national rate through 20254 Oracle plans to expand in the market. Adding 8,500 jobs and will invest $1.2 billion in the new project Major employers include: Our Markets | Nashville(1) Footnotes: (1) CoStar 2023 Q2 Data Release (2) New units estimated to be delivered as a percentage of total supply in IRT submarkets (3) YTD as of 6/30/2023 (4) Fannie Mae Multifamily Metro Outlook 2021 Q3 Nashville represents 4.5% of IRT’s NOI, portfolio-wide (3) Landings of Brentwood Brentwood, TN Stoneridge Farms Smyrna, TN 2.33% 6.05% 0.96% 2021 2022 2023 0.98% 2.67% 1.09% 2021 2022 2023 3.77% 6.17% 5.23% 2021 2022 2023

43 Community Map Job Growth Population Growth Supply Growth 2 2023 Job Growth National Average 0.44% Gateway Markets 0.58% 2023 Population Growth National Average 0.43% Gateway Markets 1.03% Differentiators -1.15% 2.94% -0.01% Memphis has all the amenities of a large city with a cost of living more than 20% below the national average4 Tennessee is one of the lowest-taxed states per capita in the nation4 Major employers include: Our Markets | Memphis(1) Footnotes: (1) CoStar 2023 Q2 Data Release (2) New units estimated to be delivered as a percentage of total supply in IRT submarkets (3) YTD as of 6/30/2023 (4) Greater Memphis Chamber of Commerce Memphis represents 4.0% of IRT’s NOI, portfolio-wide (3) Walnut Hill Memphis, TN Stonebridge Crossing Memphis, TN 202320222021 -0.24% -0.36% 0.15% 202320222021 0.89% 1.16% 0.69% 2021 2022 2023

44 Community Map Job Growth Population Growth Supply Growth 2 2023 Job Growth National Average 0.44% Gateway Markets 0.58% 2023 Population Growth National Average 0.43% Gateway Markets 1.03% Differentiators Metro area ranked 1st in 2020 projected rent growth of the top 100 metros by population1 Major employers include: Our Markets | Huntsville(1) Footnotes: (1) CoStar 2023 Q2 Data Release (2) New units estimated to be delivered as a percentage of total supply in IRT submarkets (3) YTD as of 6/30/2023 Huntsville represents 2.6% of IRT’s NOI, portfolio-wide (3) Bridgepoint Huntsville, AL Legacy at Jones Farm Huntsville, AL 3.47% 4.41% 0.91% 2021 2022 2023 1.92% 3.80% 0.99% 2021 2022 2023 8.18% 4.50% 9.48% 2021 2022 2023

45 Community Map Job Growth Population Growth Supply Growth 2 2023 Job Growth National Average 0.44% Gateway Markets 0.58% 2023 Population Growth National Average 0.43% Gateway Markets 1.03% Differentiators 16th largest city in the U.S. by population4 Long-term demand fundamentals are favorable with outsized population growth projected in the key age group of 20-34 5 Job growth driven by an economic shift away from a manufacturing economy toward a service economy Major employers include: Our Markets | Charlotte(1) Footnotes: (1) CoStar 2023 Q2 Data Release (2) New units estimated to be delivered as a percentage of total supply in IRT submarkets (3) YTD as of 6/30/2023 (4) 2020 Census Data (5) Fannie Mae Multifamily Metro Outlook 2021 Q3 Charlotte represents 2.6% of IRT’s NOI, portfolio-wide (3) Fountains Southend Charlotte, NC Vesta City Park Charlotte, NC 1.64% 3.51% 1.58% 2021 2022 2023 1.53% 3.34% 1.43% 2021 2022 2023 5.95% 4.14% 8.10% 2021 2022 2023

46 Community Map Job Growth Population Growth Supply Growth 2 2023 Job Growth National Average 0.44% Gateway Markets 0.58% 2023 Population Growth National Average 0.43% Gateway Markets 1.03% Differentiators -0.02% 6.01% 1.48% Established tourism hub Centrally located in FL, easily accessible to drive to and from close markets Job growth is expected to be at 3.4% annually through 2025, compared to 1.7% nationally4 Major employers include: Our Markets | Orlando(1) Footnotes: (1) CoStar 2023 Q2 Data Release (2) New units estimated to be delivered as a percentage of total supply in IRT submarkets (3) YTD as of 6/30/2023 (4) Fannie Mae Multifamily Metro Outlook 2021 Q3 Orlando represents 0.9% of IRT’s NOI, portfolio-wide (3) 202320222021 Millenia 700 Orlando, FL 1.12% 3.44% 1.56% 2021 2022 2023 1.71% 2.66% 1.35% 2021 2022 2023

47 IRT Resident Demographics at a Glance(1) All notations throughout this presentation appear as “End Notes” on pages 48-49. 47% 53% Gender Breakdown 79% 21% Marital Status Average Resident Age: 37 Residents make up a diverse job pool Top Industries of Residents: 1. Medical Services 2. Professional 3. Services 4. Technology 5. Sales Male Female Single Married Residents moving to our communities: 19% are from out-of-state 29% of those from out-of-state are from either the West Coast, IL or the Northeast Young, growing resident population benefiting from amenity-rich communities without overextending on rent Average Rent to Income of Our Newest Residents(2) 22%

48 Slide 2 (1) For the total portfolio as of August 31, 2023 or for 2Q 2023, as applicable; including portfolio average rental rate growth for the IRT same store portfolio for the three months ended June 30, 2023. (2) As of market close on August 31, 2023. (3) Highlights are for the IRT same store portfolio for the three months ended June 30, 2023 vs. the three months ended June 30, 2022. NOI is a non-GAAP financial measure. See slides 48-50 for definitions and reconciliations. (4) Return on investment or ROI throughout this presentation is calculated as rent premium per unit per month, multiplied by 12 months, dividend by interior renovation costs or total renovation costs, as applicable. Rent premium reflects the per unit per month difference between the rental rate on the renovated unit and the market rent for an unrenovated unit. Project results are through June 30, 2023. (5) This guidance, including the underlying assumptions, constitutes forward-looking information. Actual full year 2023 CFFO could vary significantly from the projections presented. See “Forward- Looking Statement” at the end of this presentation. Slide 4 (1) IPO date of August 13, 2013. Slide 7 (1) Portfolio Summary as of June 30 2023, NOI for 2Q 2023 and total communities as of June 30, 2023. (2) Includes communities located in Denver, Fort Collins, Colorado Springs and Loveland, CO. Slide 9 (1) Gateway Markets represent an arithmetic average of New York, Washington DC, San Francisco and Los Angeles. (2) IRT weighted averages are based on unit count as of June 30, 2023. Slide 10 (1) All resident demographic data is self-reported by residents. Average age, average income, and rent-to-income ratio are for residents that have moved in during the three months ending June 30, 2023. Employment sector data is for all residents as of June 30, 2023. Slide 11 (1) New deliveries as a % of existing inventory are from CoStar’s Q2 2023 data release and are specific to IRT’s submarkets. (2) IRT’s average asking rent vs. new construction for one and two-bedroom apartments. Slide 14 (1) Target returns are forward looking statements which involve a prediction of future events and involve estimates, projections and assumptions. Target returns are not guaranteed and no representation or warranty is made that a target return will be achieved. See “Forward-Looking Statement” at the end of this presentation. Slide 15 (1) Calculated as incremental NOI, divided by a 4.5% cap rate, net of capital investment. Incremental NOI of $17.3 million calculated as total costs-to-date of $87.8 million multiplied by ROI of 18.5%. (2) Value add pipeline data is as of June 30, 2023. These projections constitute forward-looking information. See “Forward-Looking Statement” at the end of this presentation. (3) Illustrative estimated cost / unit ranging from $14000 to $15,000. (4) Illustrative 18.5% annual ROI based on IRT’s historical returns. (5) Calculated as incremental NOI, divided by 4.5% cap rate net of capital invested. End Notes

49 End Notes (continued) Slide 24 (1) Market data as of June 30, 2023. Slide 27 (1) Lease-over-lease effective rent growth represents the change in effective monthly rent, as adjusted for concessions, for each unit that had a prior lease and current lease that are for a term of 9-13 months. Lease-over-lease effective rent growth for 3Q23 to date are for leases starting in those periods that were signed as of September 9, 2023. (2) Average occupancy and lease-over-lease rent growth for 3Q23 to date is through September 9, 2023. (3) As of September 9, 2023, same-store portfolio occupancy was 94.7%, same-store portfolio excluding ongoing value add occupancy was 95.2%, and value add occupancy was 93.2%. Slide 28 (1) This guidance, including the underlying assumptions presented in the table below, constitutes forward-looking information. Actual full year 2023 EPS and CFFO could vary significantly from the projections presented. See “Forward Looking Statement” at the end of this presentation. Our guidance is based on the key operating assumptions detailed. (2) Per share guidance is based on 230.4 million weighted average shares and units outstanding. (3) Gain on sale of real estate assets includes one asset sale that occurred during the first quarter of 2023 and one property identified as held for sale as of June 30, 2023. (4) This guidance, including the underlying assumptions, constitutes forward-looking information. Actual results could vary significantly from the projections presented. See “Forward-Looking Statement” at the end of this presentation. (5) Interest expense includes amortization of deferred financing costs but excludes loan premium accretion, net. As a result of purchase accounting, we recorded a $72.1 million loan premium, net, related to STAR debt. This loan premium will be accreted into and reduce GAAP interest expense over the remaining term of the associated debt. However, loan premium accretion will be excluded from CFFO. (6) Includes one asset sale that occurred in the first quarter 2023 and one property identified as held for sale as of June 30, 2023. We continue to evaluate our portfolio for capital recycling opportunities so actual acquisitions and dispositions could vary significantly from our projections. We undertake no duty to update these assumptions. See “Forward-Looking Statement” at the end of this presentation. Slide 31 (1) The rent premium reflects the per unit per month difference between the rental rate on the renovated unit and the market rent for an unrenovated unit as of the date presented, as determined by management consistent with its customary rent-setting and evaluation procedures. (2) Includes all costs to renovate the interior units and make certain exterior renovations, including clubhouses and amenities. Interior costs per unit are based on units leased. Exterior costs per unit are based on total units at the community. Excludes overhead costs to support and manage the value add program as those costs relate to the entire program and cannot be allocated to individual projects. (3) Calculated using the rent premium per unit per month, multiplied by 12, divided by the interior renovation costs per unit. (4) Calculated using the rent premium per unit per month, multiplied by 12, divided by the total renovation costs per unit. (5) Renovation projects expected to commence during the second half of 2023 (6) We consider value add projects completed when over 85% of the property’s units to be renovated have been completed. We continue to renovate remaining unrenovated units as leases expire until we complete 100% of the property’s units. Slide 47 (1) All resident demographic data is self-reported by residents. Data as of June 30, 2023. (2) Data as of the last 90 days ending June 30, 2023.

50 Definitions and Non-GAAP Financial Measure Reconciliations This presentation may contain non-U.S. generally accepted accounting principals (“GAAP”) financial measures. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is included in this document and/or IRT’s reports filed or furnished with the SEC available at IRT’s website www.IRTLIVING.com under Investor Relations. IRT’s other SEC filings are also available through this website. Average Effective Monthly Rent per Unit Average effective rent per unit represents the average of gross rent amounts, divided by the average occupancy (in units) for the period presented. IRT believes average effective rent per unit is a helpful measurement in evaluating average pricing. This metric, when presented, reflects the average effective rent per month. Same-Store Average Occupancy Same-store average occupancy represents the average occupied units for the reporting period divided by the average of total units available for rent for the reporting period. EBITDA and Adjusted EBITDA EBITDA is defined as net income before interest expense including amortization of deferred financing costs, income tax expense, and depreciation and amortization expenses. Adjusted EBITDA is EBITDA before certain other non-cash or non-operating gains or losses related to items such as asset sales, debt extinguishments and acquisition related debt extinguishment expenses, casualty losses, and abandoned deal costs. EBITDA and Adjusted EBITDA are each non-GAAP measures. IRT considers each of EBITDA and Adjusted EBITDA to be an appropriate supplemental measure of performance because it eliminates interest, income taxes, depreciation and amortization, and other non-cash or nonoperating gains and losses, which permits investors to view income from operations without these non-cash or non-operating items. IRT’s calculation of Adjusted EBITDA differs from the methodology used for calculating Adjusted EBITDA by certain other REITs and, accordingly, IRT’s Adjusted EBITDA may not be comparable to Adjusted EBITDA reported by other REITs. Funds From Operations (“FFO”) and Core Funds From Operations (“CFFO”) We believe that FFO and Core FFO (“CFFO”), each of which is a non-GAAP financial measure, are additional appropriate measures of the operating performance of a REIT and us in particular. We compute FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts (“NAREIT”), as net income or loss allocated to common shares (computed in accordance with GAAP), excluding real estate-related depreciation and amortization expense, gains or losses on sales of real estate and the cumulative effect of changes in accounting principles. While our calculation of FFO is in accordance with NAREIT’s definition, it may differ from the methodology for calculating FFO utilized by other REITs and, accordingly, may not be comparable to FFO computations of such other REITs. CFFO is a computation made by analysts and investors to measure a real estate company’s operating performance by removing the effect of items that do not reflect ongoing property operations, including depreciation and amortization of other items not included in FFO, and other non-cash or non-operating gains or losses related to items such as casualty (gains) losses, abandoned deal costs, loan premium accretion and discount amortization, debt extinguishment costs, and merger and integration costs from the determination of FFO. Our calculation of CFFO may differ from the methodology used for calculating CFFO by other REITs and, accordingly, our CFFO may not be comparable to CFFO reported by other REITs. Our management utilizes FFO and CFFO as measures of our operating performance, and believe they are also useful to investors, because they facilitate an understanding of our operating performance after adjustment for certain non-cash or non-recurring items that are required by GAAP to be expensed but may not necessarily be indicative of current operating performance and our operating performance between periods. Furthermore, although FFO, CFFO and other supplemental performance measures are defined in various ways throughout the REIT industry, we believe that FFO and CFFO may provide us and our investors with an additional useful measure to compare our financial performance to certain other REITs. Neither FFO nor CFFO is equivalent to net income or cash generated from operating activities determined in accordance with GAAP. Furthermore, FFO and CFFO do not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations or other commitments or uncertainties. Accordingly, FFO and CFFO do not measure whether cash flow is sufficient to fund all of our cash needs, including principal amortization and capital improvements. Neither FFO nor CFFO should be considered as an alternative to net income or any other GAAP measurement as an indicator of our operating performance or as an alternative to cash flow from operating, investing, and financing activities as a measure of our liquidity.

51 Net Operating Income We believe that Net Operating Income (“NOI”), a non-GAAP financial measure, is a useful supplemental measure of its operating performance. We define NOI as total property revenues less total property operating expenses, excluding depreciation and amortization, casualty related costs and gains, property management expenses, and general and administrative expenses, interest expenses, and net gains on sale of assets. Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REITs. We believe that this measure provides an operating perspective not immediately apparent from GAAP operating income or net income insofar as the measure reflects only operating income and expense at the property level. We use NOI to evaluate performance on a same store and non-same store basis because NOI measures the core operations of property performance by excluding corporate level expenses, financing expenses, and other items not related to property operating performance and captures trends in rental housing and property operating expenses. However, NOI should only be used as an alternative measure of our financial performance. Same Store Properties and Same Store Portfolio We review our same store portfolio at the beginning of each calendar year. Properties are added into the same store portfolio if they were owned at the beginning of the previous year. Properties that are held-for-sale or have been sold are excluded from the same store portfolio. We may also refer to the Same Store Portfolio as the IRT Same Store Portfolio. Total Gross Assets Total Gross Assets equals total assets plus accumulated depreciation and accumulated amortization, including fully depreciated or amortized real estate and real estate related assets. The following table provides a reconciliation of total assets to total gross assets (dollars in thousands). Interest Coverage is a ratio computed by dividing Adjusted EBITDA by interest expense Net Debt, a non-GAAP financial measure, equals total consolidated debt less cash and cash equivalents and loan premiums and discounts. The following table provides a reconciliation of total consolidated debt to net debt (Dollars in thousands). We present net debt and net debt to Adjusted EBITDA because management believes it is a useful measure of our credit position and progress toward reducing leverage. The calculation is limited because we may not always be able to use cash to repay debt on a dollar for dollar basis. Definitions and Non-GAAP Financial Measure Reconciliations

52 Definitions and Non-GAAP Financial Measure Reconciliations Independence Realty Trust Inc. Reconciliation of Same-Store Net Operating Income to Net Income (loss) (Dollars in thousands) For the Three-Months Ended (a) June 30, 2023 March 31, 2023 December 31, 2022 September 30, 2022 June 30, 2022 Reconciliation of same-store net operating income to net income (loss) Same-store net operating income $ 98,130 $ 99,303 $ 97,774 $ 94,566 $ 90,735 Non same-store net operating income 3,400 2,577 7,269 5,767 4,932 Pre-Merger STAR Portfolio NOI - - - - - Other revenue 354 239 306 300 120 Other income (expense), net (1,277) (683) 299 (712) (577) Property management expenses (6,818) (6,371) (6,593) (5,744) (6,139) General and administrative expenses (5,910) (8,154) (5,739) (5,625) (6,968) Depreciation and amortization expense (53,984) (53,536) (52,161) (49,722) (72,793) Casualty gains (losses), net (680) (151) 1,690 191 5,592 Interest expense (22,227) (22,124) (23,337) (22,093) (20,994) Gain on sale (loss on impairment) of real estate assets, net — 985 17,044 — — Gain (loss) on extinguishment of debt — — — — — Restructuring costs — (3,213) — — — Merger and integration costs — — (2,028) (275) (1,307) Net income (loss) $ 10,988 $ 8,872 $ 34,524 $ 16,653 $ (7,399) (a) Same store portfolio includes 115 properties, which represents 34,197 units.

53 Forward-Looking Statement This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward looking statements can generally be identified by our use of forward-looking terminology such as “will,” “strategy,” “expects,” “seeks,” “believes,” “potential,” or other similar words that predict or indicate future events and trends and that do not report historical matters. These forward-looking statements involve estimates, projections, forecasts and assumptions and are subject to risks and uncertainties including, without limitation, risks and uncertainties related to changes in market demand for rental apartment homes and pricing pressures, including from competitors, that could lead to declines in occupancy and rent levels, uncertainty and volatility in capital and credit markets, including changes that reduce availability, and increase costs, of capital, unexpected changes in our intention or ability to repay certain debt prior to maturity, increased costs on account of inflation, increased competition in the labor market, increased regulations generally and specifically on the rental housing market including legislation that may regulate rents or delay or limit our ability to evict non-paying residents, risks endemic to real estate and the real estate industry generally, the impact of COVID-19 and other potential outbreaks of infectious diseases and measures intended to prevent the spread or address the effects thereof, the effects of natural and other disasters, delays in completing, and cost overruns incurred in connection with, our value add initiatives and failure to achieve projected rent increases and occupancy levels on account of the initiatives, unknown or unexpected liabilities including the cost of legal proceedings, inability to sell certain assets within the time frames or at the pricing levels expected, costs and disruptions as the result of a cybersecurity incident or other technology disruption, unexpected capital needs, inability to obtain appropriate insurance coverages at reasonable rates, or at all, or losses from catastrophes in excess of our insurance coverages, and share price fluctuations. Please refer to the documents filed by us with the SEC, including specifically the “Risk Factors” sections of our Annual Report on Form 10-K for the year ended December 31, 2022, and our other filings with the SEC, which identify additional factors that could cause actual results to differ from those contained in forward- looking statements. These forward-looking statements are based upon the beliefs and expectations of our management at the time of this release and our actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. We undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law.